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                                                                   Exhibit 10.64


                                  AMENDMENT NO.3
                                       TO
                                FINANCING AGREEMENT

    This AMENDMENT NO.3 TO FINANCING AGREEMENT (this "Amendment"), made as of December 31, 2001, between U.S. BANK NATIONAL ASSOCIATION (formerly known as Firstar Bank, National Association), a national banking association ("Bank") and VARI-LITE, INC., a Delaware corporation ("Borrower"),

                                   WITNESSETH:

    WHEREAS, Borrower and Bank have entered into that certain Financing Agreement, dated as of December 29, 2000, as amended by that certain Amendment No.1 to Financing Agreement, dated as of March 30, 2001, and Amendment No.2 to Financing Agreement, dated as of June 30, 2001 (as so amended, the "Financing Agreement"), pursuant to which Bank has made certain loans and financial accommodations available to Borrower; and

    WHEREAS, Borrower and Bank desire to further amend the Financing Agreement as hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower agree as follows:

                              1.  DEFINED TERMS.

    Each defined term used herein and not otherwise defined herein has the meaning ascribed to such term in the Financing Agreement.

                    2.  AMENDMENT TO FINANCING AGREEMENT.

    The Financing Agreement is amended, effective as of the date of this Agreement, as follows:

  AMENDMENT TO EXHIBIT J. Exhibit J to the Financing Agreement is amended in its entirety to read as set forth on Exhibit J attached hereto and by reference made a part hereof.

                    3.  REPRESENTATIONS AND WARRANTIES.

    Borrower represents and warrants to Bank as follows:

    3.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

    3.2 FINANCING AGREEMENT. The Financing Agreement as amended by this Amendment remains in full force and effect and remains the valid and binding obligation of

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Borrower enforceable against Borrower in accordance with its terms.  Borrower hereby ratifies and confirms the Financing Agreement as amended by this Amendment.

    3.3 NONWAIVER. Neither the execution, delivery, performance or effectiveness of this Amendment shall operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of Bank under the Financing Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Financing Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, or be deemed to be or construed as, a waiver of any Event of Default under the Financing Agreement as amended by this Amendment.

    3.4 REFERENCE TO AND EFFECT ON THE FINANCING AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Financing Agreement as amended hereby, and each reference to the Financing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Financing Agreement shall mean and be a reference to the Financing Agreement as amended hereby.

    3.5 CLAIMS AND DEFENSES. As of the date of this Amendment, Borrower has no defenses, claims, counterclaims or setoffs with respect to the Financing Agreement or its Obligations thereunder or with respect to any actions of the Bank or any of its officers, directors, shareholders, employees, agents or attorneys, and Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases the Bank and each of its officers, directors, shareholders, employees, agents and attorneys from the same.

       4.  CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO.3

    In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the each of the following conditions precedent:

    4.1 AMENDMENT NO. 3 TO FINANCING AGREEMENT. Bank shall have received an original counterpart of this Amendment No.3to Financing Agreement, executed and delivered by a duly authorized officer of Borrower.

    4.2 ACKNOWLEDGMENT OF GUARANTOR. Bank shall have received an original of the attached Acknowledgment of Vari-Lite International, Inc., a Delaware corporation, executed and delivered by a duly authorized officer of Vari-Lite International, Inc.

    4.3 NO MATERIAL ADVERSE CHANGE. There shall have occurred no material and adverse change in the Borrower's assets, liabilities or financial condition since the date of the last Financials delivered by Borrower to Bank nor shall there have been any material damage to or loss of any of Borrower's assets or properties since such date.

    4.4 AMENDMENT FEE. Borrower shall have paid Bank an amendment fee in an amount of Twenty Thousand Dollars ($20,000.00).

                                      J-2
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                         5.  SECTION   MISCELLANEOUS.

    5.1 GOVERNING LAW. This Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law, and all other laws of mandatory application.

    5.2 SEVERABILITY. Each provision of this Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

    5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

                      [REMAINDER OF PAGE INTENTIONALLY BLANK]




















                                      J-3
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    IN WITNESS WHEREOF, Borrower has caused this Amendment No.3 to Financing
Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

Signed and acknowledged                VARI-LITE, INC.
in the presence of:


                                       By:
-------------------------                 ---------------------------
Name:
     --------------------
                                       Its:
-------------------------                  --------------------------
Name:
     --------------------















                                      J-4
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STATE OF      )
              ) ss:
COUNTY OF     )

    The foregoing instrument was acknowledged before me this ___ day of December, 2001, by _______________, the ___________________ of Vari-Lite,
Inc., a Delaware corporation, on behalf of the corporation.



                                       ----------------------------------
                                       Notary Public







Accepted at Cleveland, Ohio,
Effective as of December 31, 2001.

U.S. BANK NATIONAL ASSOCIATION


By:
   ---------------------------
Its:
    --------------------------







                                      J-5
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                          ACKNOWLEDGMENT OF GUARANTOR


    The undersigned, Vari-Lite International, Inc., a Delaware corporation, having guaranteed all of the obligations of Vari-Lite, Inc. to U.S. Bank National Association (formerly known as Firstar Bank, National Association) ("Bank"), hereby acknowledges and agrees, effective as of December 31, 2001, to the terms of the foregoing Amendment No.3 to Financing Agreement. The undersigned represents and warrants to Bank that the Guaranty executed and delivered by the undersigned to Bank, dated as of December 29, 2000, remains the valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.


                                       VARI-LITE INTERNATIONAL, INC.


                                       By:
                                          ---------------------------

                                       Its:
                                           --------------------------



STATE OF ___________________  )
                              )ss:
COUNTY OF __________________  )

    The foregoing instrument was acknowledged before me this ___ day of August, 2001, by ___________________, the ________________ of VARI-LITE
INTERNATIONAL, INC., a Delaware corporation, on behalf of the company.



                                       ------------------------------
                                       Notary Public









                                      J-6
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                                   EXHIBIT J
                              FINANCIAL COVENANTS

FINANCIAL COVENANTS.  Borrower agrees that it shall:

(A)  NET CAPITAL EXPENDITURES.  Not make nor permit International to make
     Net Capital Expenditures in an aggregate amount exceeding $6,000,000 for any fiscal year.

(B) EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION. Not permit International's Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") to be less than the following amounts for the following periods:

                          EBIDTA                      PERIOD
                          ------                      ------
                         $2,931,000             10/01/00 - 12/31/00
                         $6,234,000             10/01/00 - 03/31/01
                         $7,461,000             10/01/00 - 06/30/01
                         $9,491,000             10/01/00 - 09/30/01
                         $7,650,000             01/01/01 - 12/31/01
                         $7,700,000             04/01/01 - 03/31/02
                         $9,550,000             07/01/01 - 06/30/02
                        $10,600,000             10/01/01 - 09/30/02
                        $16,314,000             01/01/02 - 12/31/02
                        $16,882,000             04/01/02 - 03/31/03
                        $17,385,000             07/01/02 - 06/30/03
                        $18,123,000             10/01/02 - 09/30/03

(C) NET WORTH. Not permit International's Net Worth to be less than the following amounts as of the following dates:

                          Net Date               Period
                          --------               ------
                        $45,000,000             12/31/00
                        $45,000,000             03/31/01
                        $45,000,000             06/30/01
                        $44,600,000             09/30/01
                        $44,000,000             12/31/01
                        $44,000,000             03/31/02
                        $44,000,000             06/30/02
                        $44,000,000             09/30/02
                        $47,750,000             12/31/02
                        $47,750,000             03/31/03
                        $47,750,000             06/30/03
                        $47,750,000             09/30/03


                                       J-7

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(D)  MAXIMUM DEBT.  Not permit International's Total Funded Indebtedness to exceed the following amounts at any time during the following periods:

                  Total Funded Indebtedness           Period
                  -------------------------           ------
                        $29,000,000             01/01/01 - 06/30/01
                        $27,000,000             07/01/01 - 09/30/01
                        $25,000,000             10/01/01 - 12/31/01
                        $25,000,000             01/01/02 - 03/31/02
                        $25,000,000             04/01/02 - 06/30/02
                        $25,000,000             07/01/02 - 09/30/02
                        $25,000,000             10/01/02 - 12/31/02
                        $27,000,000             01/01/03 - 03/31/03
                        $27,000,000             04/01/03 - 06/30/03
                        $27,000,000             07/01/03 - 09/30/03
                        $27,000,000             at any time thereafter

(E) LEVERAGE RATIO. Not permit International's Leverage Ratio to exceed the following ratios as of the following dates:

                      Leverage Ratio                      Date
                      --------------                      ----
                        4.65 to 1                       03/31/01
                        3.23 to 1                       06/30/01
                        2.56 to 1                       09/30/01
                        2.90 to 1                       12/31/01
                        2.80 to 1                       03/31/02
                        2.30 to 1                       06/30/02
                        2.05 to 1                       09/30/02
                        1.80 to 1                       12/31/02
                        1.75 to 1                       03/31/03
                        1.65 to 1                       06/30/03
                        1.65 to 1                       09/30/03



                                       J-8

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(F)  TOTAL DEBT SERVICE RATIO.  Not permit International's Total Debt Service
     Ratio to be less than the following ratios as of the following dates:

                Total Debt Service Ratio                 Date
                ------------------------                 ----
                        0.61 to 1                       09/30/01
                        0.60 to 1                       12/31/01
                        0.70 to 1                       03/31/02
                        0.90 to 1                       06/30/02
                        1.00 to 1                       09/30/02
                        1.20 to 1                       12/31/02
                        1.20 to 1                       03/31/03
                        1.20 to 1                       06/30/03
                        1.20 to 1                       09/30/03

II.  Definitions

    (A) The term "NET CAPITAL EXPENDITURES" for purposes of this Exhibit J shall mean the sum of (a) International's consolidated capital expenditures (including, but not by way of limitation, expenditures for fixed assets or leases capitalized or required to be capitalized on International's consolidated books by purchase, lease-purchase agreement, option or otherwise), minus (b) the net book value of capital assets previously sold and replaced by such capital expenditures.

    (B) The term "EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION" or "EBITDA" for purposes of this Exhibit J shall mean International's consolidated earnings from operations before income taxes and interest income or expense plus depreciation, plus amortization of all non-cash charges, all as determined in accordance with generally accepted accounting principles, and shall not include any gains or losses from the sale of assets outside the normal course of business or any other extraordinary accounting adjustments or non-recurring items of income or loss.

    (C) The term "NET WORTH" for purposes of this Exhibit J shall mean the total of International's consolidated shareholders equity, as determined in accordance with generally accepted accounting principles, consistently applied.

    (D) The term "TOTAL FUNDED INDEBTEDNESS" for purposes of this Exhibit J shall have the meaning and be determined in accordance with generally accepted accounting principles consistently applied by International on a consolidated basis in accordance with past practices.


                                       J-9

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    (E)  The term "LEVERAGE RATIO" for purposes of this EXHIBIT J shall mean:

         1. AS OF 03/31/01, the ratio of Total Funded Indebtedness as of such date to EBITDA as measured from 10/01/00 to 03/31/01;

         2. AS OF 06/30/01, the ratio of Total Funded Indebtedness as of such date to EBITDA as measured from 10/01/00 to 06/30/01;

         3. AS OF 09/30/01, the ratio of Total Funded Indebtedness as of such date to EBITDA as measured from 10/01/00 to 09/30/01; and

         4. AS OF 12/31/01 AND AS OF THE LAST DAY OF ANY FISCAL QUARTER THEREAFTER, the ratio of Total Funded Indebtedness as of such date to EBITDA as measured on a four quarter trailing basis.

    (F) The term "UNFUNDED CAPITAL EXPENDITURE PAYMENTS" for purposes of this EXHIBIT J shall mean the amount of consolidated capital expenditures of International which are not financed under the CapEx Facility nor any other financing arrangement with any other person.

    (G) The term "TOTAL DEBT SERVICE RATIO" for purposes of this EXHIBIT J shall mean:

         1. FOR THE PERIOD COMMENCING ON THE 07/01/01 AND ENDING ON 09/30/01, the ratio of (a) EBITDA as measured from 01/01/01 to 09/30/01 to (b) the SUM of (i) the total consolidated and regularly scheduled principal and interest payments of Total Funded Indebtedness for the period 01/01/01 to 09/30/01, PLUS (ii) Unfunded Capital Expenditure Payments for the period 01/01/01 to 09/30/01, MINUS (iii) the US $1,000,000 Japanese principal payment paid by Vari-Lite Asia, Inc. in March, 2001;

         2. FOR THE PERIOD COMMENCING ON THE 10/01/01 AND ENDING ON 12/31/01, the ratio of (a) EBITDA as measured on a four quarter trailing basis to (b) the SUM of (i) the total consolidated and regularly scheduled principal and interest payments of Total Funded Indebtedness for such four quarter trailing period, PLUS (ii) Unfunded Capital Expenditure Payments for such four quarter trailing period, MINUS (iii) the US $1,000,000 Japanese principal payment paid by Vari-Lite Asia, Inc. in March, 2001, PLUS (iv) the amount of taxes paid by International on a consolidated basis during such four quarter trailing period, MINUS (v) the amount of Japanese taxes paid by Vari-Lite Asia, Inc. in February, 2001; and

         3. FOR ALL PERIODS AFTER 12/31/01, the ratio of (a) EBITDA as measured on a four quarter trailing basis to (b) the SUM of (i) the total consolidated and regularly scheduled principal and interest payments of Total Funded Indebtedness for such four quarter trailing period, PLUS (ii) Unfunded Capital Expenditure Payments for such four quarter trailing period, PLUS (iii) the amount of taxes paid by International on a consolidated basis during such four quarter trailing period.

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